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                                                                    Exhibit 99.1


                                                           FOR IMMEDIATE RELEASE

July 19, 2000

                           STORAGETEK SIGNS AGREEMENT
                            TO LICENSE OVERLAND'S VR(2)

SAN DIEGO, Calif...Overland Data Inc. (NASDAQ: OVRL), a technology leader in tape backup products, today announced that StorageTek-TM- (Storage Technology Corp., NYSE: STK), one of the foremost providers of enterprise and network storage, has signed a definitive agreement to license Overland's patented Variable Rate Randomizer (VR(2)-TM-) technology. This agreement consummates the Letter of Intent between the parties which was previously announced on April 18, 2000.

         Overland's VR(2) technology will be integrated broadly into future offerings of StorageTek's industry-leading 9840 tape drive technology, both access-centric and capacity-centric versions.

         StorageTek is the preeminent provider of network computing storage, offering solutions that help its customers save money, time, and resources through the effective storage of all types of digital content on platforms ranging from laptops to enterprise servers. StorageTek's 9840 is the data storage industry's premier fast access and restore tape drive. It is the leader in Fibre Channel applications, including rapidly growing Storage Area Networks
(SANs). With Overland's VR(2) being incorporated into


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STK SIGNS AGREEMENT TO LICENSE VR(2)                                       2-2-2


future storage solutions, users will find StorageTek's product offerings even more robust and cost-effective than before.

         Overland's VR(2) substantially increases the capacity and throughput of linear tape formats. The first successful implementation of Partial Maximum Likelihood (PRML) channel encoding technology on linear tape drive platforms, VR(2) can increase native capacity and native data transfer rate performance of existing linear tape technologies by as much as 50 to 100 percent without requiring any changes in tape path design, recording heads and/or media. This is accomplished by achieving rate efficiency of greater than 99 percent, making it one of the most effective PRML implementations ever developed.

         "The best way to succeed in today's competitive marketplace is to make a great product even better," said Roger Archibald, StorageTek vice president and general manager, enterprise business group. "With the addition of Overland's VR(2), we are able to ensure that our innovative storage solutions stay the most attractive offerings available today and in the future. This partnership will continue StorageTek's tradition of solving users' needs effectively."

         Scott McClendon, president and CEO of Overland, said, "We are thrilled to be partnering with a verified data storage leader like StorageTek. We believe, the addition of our VR(2) technology to StorageTek's preeminent products will set the pace for reliable, high-performance solutions at an attractive price point today and in the future."


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STK SIGNS AGREEMENT TO LICENSE VR(2)                                       3-3-3


         With its formal adoption of Overland's VR(2) technology, StorageTek joins a select group of licensees that include Imation, Seagate and Tandberg Data.

ABOUT STORAGETEK

         StorageTek is the only global information storage provider to use "Open, Intelligent and Integrated"-TM- solutions to promote the efficient use of critical information and remove the information management constraints that inhibit business growth. Our competencies - tape and tape automation, virtual storage and open SANs (storage area networks) - efficiently manage the explosion of information, and save time, money and resources. StorageTek, with headquarters in Louisville, Colo., reported revenue of $2.4 billion in 1999. Information on StorageTek is available at www.storagetek.com or phone (800) 786-7835.

ABOUT OVERLAND

         Overland Data, Inc. (NASDAQ: OVRL) is a global supplier of innovative data storage and storage automation solutions for computer networks. The company's award-winning DLT LibraryXpress-TM- SmartScale Storage-Registered Trademark- architecture has set new standards for intelligent automated storage and scalability and established Overland as a leader in the mid-range tape storage market. Today, Overland is broadening its product line and technology offerings to address additional segments of the storage market, including the entry-level small business market, as well as the higher-end enterprise environment. Overland's patented Variable Rate Randomizer (VR(2)) data


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STK SIGNS AGREEMENT TO LICENSE VR(2)                                       4-4-4


encoding technology, capable of substantially increasing the capacity and throughput of linear tape formats, is being applied by the Company to Travan tape drives, and has been licensed to Seagate Technology, Tandberg Data and Imation Corporation. Overland products, acclaimed for their quality and reliability, are sold worldwide through leading OEMs, including Compaq, IBM, Fujitsu Siemens Computers and Groupe Bull, commercial distributors such as Ingram Micro, Tech Data Corporation, and Bell Microproducts, as well as storage integrators and value-added resellers.

                                       ###

*DLT AND DLTTAPE ARE REGISTERED TRADEMARKS OF QUANTUM CORPORATION WORLDWIDE. STORAGETEK AND "OPEN, INTELLIGENT AND INTEGRATED" ARE TRADEMARKS OF STORAGE TECHNOLOGY CORPORATION.

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Except for the factual statements made herein, the information contained in this press release consists of forward-looking statements that involve risks, uncertainties and assumptions that are difficult to predict. Words and expressions reflecting optimism and satisfaction with current prospects, as well as words such as "believe," "intends," "expects," "plans," "anticipates," and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance, and the Company's actual results could differ materially from those contained in such statements. Factors that could cause or contribute to such differences include unexpected shortages of critical components, rescheduling or cancellation of customer orders, loss of a major customer, the timing and market acceptance of new product introductions by the Company and its competitors, general competition and price pressures in the marketplace, and the Company's ability to control costs and expenses. Reference is also made to other factors set forth in the Company's filings with the Securities and Exchange Commission including the "Risk Factors," "Management's Discussion and Analysis" and other sections of the Company's Form 10-K for the most recently completed fiscal year. These forward-looking statements speak only as of the date of this release, and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this release.
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                              CONTACT INFORMATION:


                          OVERLAND DATA: (858) 571-5555
                   World Wide Web: http://www.overlanddata.com

PRODUCT INFORMATION:                        INVESTOR RELATIONS INFORMATION:
Steve Richardson, VP of Marketing           Scott McClendon, President & CEO
Email: srichardson@overlanddata.com         Email: smcclendon@overlanddata.com
                                            Vernon LoForti, CFO
                                            Email: vloforti@overlanddata.com

                           AGENCY:  Judy Smith


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STK SIGNS AGREEMENT TO LICENSE VR(2)                                       5-5-5


                                    JPR Communications
                                    (818) 386-0403
                                    Email: jprcommun@aol.com
                                    Home Page: http://www.jprcom.com